SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                             Securities Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to section 240.14a-11(c) or section 240.14a-12

    The Premium Portfolios - Equity Portfolio and Small Cap Equity Portfolio
                (Name of Registrant as Specified In Its Charter)

                                Susan Jakuboski
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1. Title of each class of securities to which transaction applies:
    ___________________________________________________________________________
    2. Aggregate number of securities to which transaction applies:
    ___________________________________________________________________________
    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    ___________________________________________________________________________
    4. Proposed maximum aggregate value of transaction:
    ___________________________________________________________________________

    5. Total fee paid:
    ___________________________________________________________________________

[ ] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1.   Amount Previously Paid:
    ___________________________________________________________________________

    2.   Form, Schedule or Registration Statement No.:
    ___________________________________________________________________________

    3.   Filing Party:
    ___________________________________________________________________________

    4.   Date Filed:
    ___________________________________________________________________________

                          PRELIMINARY PROXY MATERIALS
                              NOT FOR DISTRIBUTION


                                EQUITY PORTFOLIO
                           SMALL CAP EQUITY PORTFOLIO

                               Elizabethan Square
                         George Town, Grand Cayman, BWI
                           Telephone: (345) 945-1824


          NOTICE OF SPECIAL MEETING OF HOLDERS OF BENEFICIAL INTERESTS

                          To be held October 21, 1997


     A Special Meeting of Holders of Beneficial Interests in Equity Portfolio and Small Cap Equity Portfolio, will be held at the offices of Signature Financial Group (Cayman), Ltd., Elizabethan Square, George Town, Grand Cayman, BWI, on Tuesday, October 21, 1997 at 10:00 a.m., local time, for the following purposes:

     ITEM 1. To vote on an amendment to the Portfolios' Declaration of Trust to allow the assets of each Portfolio to be invested in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, the rules and regulations thereunder, and exemptive orders granted under such Act (the "1940 Act"), to broaden the definition of who may invest in the Portfolios and to limit the liability of investors therein.

     ITEM 2. To vote on an amendment to the fundamental investment policies of each Portfolio to allow the assets of that Portfolio to be invested in one or more investment companies to the extent not prohibited by the 1940 Act.

      ITEM 3. To vote on an amendment to the fundamental investment policies of each Portfolio concerning that Portfolio's ability to make loans to other persons and to buy or sell futures contracts and options on futures.

      ITEM 4. (a) For Equity Portfolio, to vote on a proposal to adopt fundamental investment policies concerning the underwriting of securities, purchases and sales of real estate and commodities and issuance of senior securities.

               (b) For Small Cap Equity Portfolio, to vote on an amendment to the Portfolio's fundamental investment policy concerning the issuance of senior securities.

      ITEM 5. To vote on a Management Agreement for each Portfolio with Citibank, N.A.

      ITEM 6. To vote on the selection of Price Waterhouse as the independent certified public accountants for each Portfolio.

       ITEM 7. To transact such other business as may properly come before the Special Meeting of Holders of Beneficial Interests and any adjournments thereof.

THE BOARD OF TRUSTEES OF THE PORTFOLIOS RECOMMENDS THAT YOU VOTE IN FAVOR OF ITEMS 1 THROUGH 6.

     Only holders of beneficial interests of record on August 18, 1997 will be entitled to vote at the Special Meeting of Holders of Beneficial Interests and at any adjournments thereof.


                               Susan Jakuboski, Assistant Secretary

September [__], 1997


     YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

                          PRELIMINARY PROXY MATERIALS
                              NOT FOR DISTRIBUTION

                                EQUITY PORTFOLIO
                           SMALL CAP EQUITY PORTFOLIO

                               Elizabethan Square
                         George Town, Grand Cayman, BWI
                           Telephone: (345) 945-1824


                                PROXY STATEMENT

     This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees of Equity Portfolio and Small Cap Equity Portfolio, for use at a Special Meeting of Holders of Beneficial Interests in these Portfolios, or any adjournment thereof, to be held at the offices of Signature Financial Group (Cayman), Ltd., Elizabethan Square, George Town, Grand Cayman, BWI, on Tuesday, October 21, 1997 at 10:00 a.m., local time. The Meeting is being held to vote on matters which will give the Portfolios increased flexibility to invest in other investment companies and certain other matters, as described below and in the accompanying Notice of Special Meeting.

     The close of business on August 18, 1997 has been fixed as the Record Date for the determination of holders of beneficial interests entitled to notice of and to vote at the Meeting. $321,128,746 of beneficial interests in Equity Portfolio and $45,413,205 of beneficial interests in Small Cap Equity Portfolio were outstanding as of the close of business on the Record Date. Holders of record at the close of business on the Record Date will be entitled to vote in the proportion that their beneficial interests in each Portfolio bear to the total beneficial interests in that Portfolio.

     The Portfolios' Annual Report for the fiscal year ended December 31, 1996, including audited financial statements, has previously been sent to holders of beneficial interests and is available without charge upon request by calling the Portfolios at (345) 945-1824.

     This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being mailed by the Board of Trustees on or about September 30, 1997.

                   MANNER OF VOTING PROXIES AND VOTE REQUIRED

     If the accompanying form of proxy is executed properly and returned, interests represented by it will be voted at the Meeting in accordance with the instructions on the proxy. Holders of beneficial interests in each Portfolio will vote separately with respect to each Item other than Item 6, where investors in the Portfolios will vote together as a single class. IF NO INSTRUCTIONS ARE SPECIFIED, ALL BENEFICIAL INTERESTS IN EACH PORTFOLIO WILL BE VOTED FOR PROPOSED ITEMS 1 THROUGH 6. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing delivered at the Meeting or filed with the Secretary of the Portfolios.

     If sufficient votes to approve the proposed Items 1 through 6 are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those interests voted at the Meeting. When voting on a proposed adjournment, the persons named as proxies will vote all interests that they are entitled to vote with respect to Items 1 through 6 FOR the proposed adjournment, unless directed to disapprove the Item, in which case such interests will be voted against the proposed adjournment.

     With respect to each Portfolio, the presence in person or by proxy of the holders of interests representing one-third of the outstanding beneficial interests in that Portfolio is required to constitute a quorum at the Meeting for purposes of voting on Item 1 and a majority of the outstanding beneficial interests in that Portfolio entitled to vote is required to constitute a quorum at the Meeting for purposes of voting on Items 2 through 6. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as interests that are present but which have not been voted. For this reason, abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approval of Items 1 through 6.


                               GENERAL BACKGROUND

     The Portfolios are open-end management investment companies, or mutual funds. Equity Portfolio invests in a broadly diversified portfolio of equity securities consisting mainly of common stocks of U.S. issuers with medium to large market capitalizations, i.e., $750 million or more at the time of the Portfolio's investment. The Portfolio emphasizes securities of issuers believed to have above-average prospects for growth. Small Cap Equity Portfolio invests in a diversified portfolio consisting primarily of equity securities of U.S. companies that have market capitalizations of $750 million or less at the time of the Portfolio's investment. In addition, the Portfolio may invest in companies that are believed to be emerging companies relative to their potential markets.

     The Portfolios currently are organized in a two-tier, master/feeder structure. Certain feeder funds (called "Funds") invest all of their investable assets in a corresponding Portfolio with the same investment objective and policies as that Fund. Each Portfolio buys, holds and sells securities in accordance with its objective and policies. Each Fund may withdraw its investment in its Portfolio at any time, and will do so when the Fund's Trustees believe that withdrawal would be in the best interests of the Fund's shareholders.

     Until recently, mutual funds could not invest their assets in more than one other registered investment company without obtaining exemptive relief from the Securities and Exchange Commission. Recent amendments to the Investment Company Act of 1940 (the "1940 Act") now permit funds to invest their assets in multiple registered investment companies so long as the investment companies hold themselves out to investors as related companies for purposes of investment and investor services. It is possible that there could be additional amendments to the 1940 Act in the future which affect mutual funds' ability to invest in other funds.

     In order to take advantage of this change in law and any future changes in law on this topic, the Portfolios are proposing that their Declaration of Trust and their fundamental investment policies be amended to give them the flexibility to invest in multiple investment companies to the extent permitted by applicable law. Although the Portfolios have no current plan to change their investment structure, the proposed changes, as shown below, will permit the Portfolios to change that structure in the future without the expense of an additional meeting of investors.

Description of Chart

Heading above chart:  "Current Portfolio Structure:"

      One large box containing the name "Equity Portfolio" and one large box containing the name "Small Cap Equity Portfolio."

Currently, the Portfolios operate on a stand-alone basis; that is, each Portfolio invests directly in investment securities.

Heading above chart:  "Investment in Multiple Investment Companies:"

      One large box containing the name "Equity Portfolio" and one large box containing the name "Small Cap Equity Portfolio." Three small boxes are under each of the large boxes. An arrow connects each large box with the three small boxes beneath it. Each of the small boxes contains the name "Investment Company."

ALTHOUGH THE PORTFOLIOS HAVE NO CURRENT PLANS TO CHANGE THEIR INVESTMENT STRUCTURE, the proposed changes will permit the Portfolios to invest their assets in multiple investment companies to the extent permitted by applicable law.

     In addition, the Portfolios are proposing certain technical amendments to their fundamental investment policies. These amendments are intended for clarification and for conforming the policies to those of other mutual funds advised by Citibank, N.A. ("Citibank").

     The Portfolios currently receive administrative services under administrative services agreements with their placement agent. The placement agent, in turn, subcontracts with Citibank so that Citibank actually provides administrative services to the Portfolios. In addition each Portfolio has an investment advisory agreement with Citibank. The Portfolios are proposing to simplify these contractual arrangements. Each Portfolio will enter into a new management agreement with Citibank. These agreements will permit them to obtain both investment advisory and administrative services directly from Citibank. The Portfolios' existing administrative services agreements, and the Portfolios' existing investment advisory agreements, will then be unnecessary, and will be terminated. THE AGGREGATE INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FEES PAYABLE BY EQUITY PORTFOLIO WILL INCREASE BY 0.05% PER ANNUM OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS. THE AGGREGATE INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FEES PAYABLE BY SMALL CAP EQUITY PORTFOLIO WILL DECREASE BY 0.05% PER ANNUM OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS. THE PORTFOLIOS WILL NO LONGER PAY A SEPARATE ADMINISTRATIVE SERVICES FEE.

     IT IS EXPECTED THAT THE SAME PERSONNEL AT CITIBANK WHO CURRENTLY PROVIDE SERVICES TO THE PORTFOLIOS WILL CONTINUE TO DO SO AFTER GIVING EFFECT TO THESE CHANGES, AND THE NATURE, LEVEL AND QUALITY OF SERVICES TO THE PORTFOLIOS WILL NOT BE ADVERSELY AFFECTED.

     The following table summarizes current estimated annual operating expenses for each of the Portfolios, without any fee waivers or reimbursements. The following table also summarizes pro forma estimated annual operating expenses for the Portfolios after giving effect to the approval of a Management

Agreement for each Portfolio with Citibank. The pro forma expenses also do not reflect any fee waivers or reimbursements.


                                                                 Small Cap
                                     Equity Portfolio         Equity Portfolio
                                   Current   Pro Forma      Current   Pro Forma
-------------------------------------------------------------------------------
ANNUAL PORTFOLIO
  OPERATING EXPENSES:
Management Fee..................    0.50%      0.60%(1)      0.75%     0.75%(1)
Other Expenses
 Administrative Services Fees...    0.05%    None(1)        0.05%    None(1)
 Other Operating Expenses.......    0.05%      0.05%         0.30%     0.30%
Total Operating Expenses........    0.60%      0.65%         1.10%     1.05%

(1) A combined fee for investment advisory and administrative services.

     The Portfolios' Trustees believe that the matters described in this section are in the best interests of holders of beneficial interests in the Portfolios. In the event that the proposals in Items 1 through 6 below do not receive the requisite investor approval for any Portfolio, the Trustees will consider possible alternatives, which might include resubmission of the proposals for approval by holders of beneficial interests in that Portfolio.

     ITEM 1. TO VOTE ON AN AMENDMENT TO THE PORTFOLIOS' DECLARATION OF TRUST TO ALLOW THE ASSETS OF EACH PORTFOLIO TO BE INVESTED IN ONE OR MORE INVESTMENT COMPANIES TO THE EXTENT NOT PROHIBITED BY THE 1940 ACT, THE RULES AND REGULATIONS THEREUNDER, AND EXEMPTIVE ORDERS GRANTED UNDER SUCH ACT, TO BROADEN THE DEFINITION OF WHO MAY INVEST IN THE PORTFOLIOS AND TO LIMIT THE LIABILITY OF INVESTORS THEREIN.

     It is proposed that the Portfolios' Declaration of Trust be amended to permit the Portfolios to invest in other investment companies to the extent not prohibited by the 1940 Act and to broaden the class of investors which may invest in the Portfolios. It also is proposed that the Portfolios' Declaration of Trust be amended to provide that investors in the Portfolios have no liability for the liabilities and obligations of the Portfolios.

     As described above, recent amendments to the 1940 Act permit mutual funds to invest their investable assets in multiple registered investment companies so long as certain conditions are met. It is possible that there could be additional amendments to the 1940 Act in the future which affect mutual funds' ability to invest in other funds. The proposed amendment to the Portfolios' Declaration of Trust which appears in EXHIBIT A will allow the Portfolios to take advantage of the recent changes in law, as well as future changes in law or regulation on this topic. The Portfolios' Board of Trustees believes that this amendment will be to the Portfolios' advantage and is in the best interests of the shareholders of each Portfolio.

     The Portfolios' Declaration of Trust presently provides that interests in the Portfolios may be issued only to Institutional Investors. Institutional Investors exclude partnerships and grantor trusts beneficially owned by partnerships. Because some investment companies elect to be treated as partnerships for tax purposes, this exclusion could be construed to prevent those investment companies from investing in the Portfolios.

     The Portfolios' Declaration of Trust also presently provides that each holder of an interest in a Portfolio is jointly and severally liable with each other holder of an interest in that Portfolio (with rights of contribution among those holders in proportion to their respective interests in the Portfolio) for the liabilities and obligations of that Portfolio in the event that the Portfolio falls to satisfy its liabilities and obligations from its assets. This provision was included in the Declaration of Trust in order to enable the Portfolios to be treated as partnerships for tax purposes, and thus to be subject to no entity-level income taxes. As a result of recent changes in the federal tax regulations, this liability provision is no longer necessary.

     The proposed amendment to the Portfolios' Declaration of Trust which appears in EXHIBIT A will permit the Portfolios to issue their interests to partnerships whose partnership interests are held by entities which otherwise meet the definition of Institutional Investor. The proposed amendment also will allow the Portfolios and their investors, to take advantage of the recent changes in federal tax regulations described above. The Portfolios' Board of Trustees believes that this amendment will make the Portfolios more attractive to potential investors and could result in more assets being invested in the Portfolios. As a result, the Board believes that this amendment will be to the Portfolios' advantage and is in the best interests of the holders of beneficial interests in each Portfolio.

                                 VOTE REQUIRED

     If a quorum is present at a meeting of a Portfolio's investors, the affirmative vote of the holders of a majority of the interests in the Portfolio present, in person or by proxy, at such meeting is required for approval of the amendment to the Portfolios' Declaration of Trust with respect to that Portfolio. Holders of at least one-third of the interests in a Portfolio, present in person or by proxy, constitute a quorum for a meeting of investors of that Portfolio.

     THE BOARD OF TRUSTEES OF THE PORTFOLIOS UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF BENEFICIAL INTERESTS IN EACH PORTFOLIO VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE PORTFOLIOS' DECLARATION OF TRUST.

     ITEM 2. TO VOTE ON AN AMENDMENT TO THE FUNDAMENTAL INVESTMENT POLICIES OF EACH PORTFOLIO TO ALLOW THE ASSETS OF THAT PORTFOLIO TO BE INVESTED IN ONE OR MORE INVESTMENT COMPANIES TO THE EXTENT NOT PROHIBITED BY THE 1940 ACT, THE RULES AND REGULATIONS THEREUNDER, AND EXEMPTIVE ORDERS GRANTED UNDER SUCH ACT.

     Each Portfolio has adopted certain fundamental investment restrictions which, as a matter of law, cannot be changed without investor approval. As noted above, recent amendments to the 1940 Act permit mutual funds to invest their investable assets in multiple investment companies so long as certain conditions are met. There may be future amendments to the 1940 Act affecting mutual funds' ability to invest in other funds.

     In order to take advantage of the flexibility of current and future applicable law and regulation and to permit the Portfolios to enter into the restructuring, it is proposed that each of the fundamental investment restrictions listed in EXHIBIT B be amended as indicated in that Exhibit.

     The Trustees believe that the proposed amendments to the fundamental investment policies are in the best interests of the holders of beneficial interests in each Portfolio.

                                 VOTE REQUIRED

     Because the investment restrictions in EXHIBIT B are fundamental policies of each Portfolio, the affirmative vote of investors holding 67% or more of the outstanding interests in a Portfolio which are present at the Meeting if the holders of more than 50% of such interests are present in person or by proxy, or more than 50% of the outstanding interests in the Portfolio, whichever is less (a "Majority Holder Vote"), is required for approval of the amendment of the restrictions with respect to that Portfolio.

     THE BOARD OF TRUSTEES OF THE PORTFOLIOS UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF BENEFICIAL INTERESTS IN EACH PORTFOLIO VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE PORTFOLIO'S FUNDAMENTAL INVESTMENT POLICIES, TO ALLOW THE ASSETS OF EACH PORTFOLIO TO BE INVESTED IN ONE OR MORE INVESTMENT COMPANIES TO THE EXTENT NOT PROHIBITED BY THE 1940 ACT.

     ITEM 3. TO VOTE ON AN AMENDMENT TO THE FUNDAMENTAL INVESTMENT POLICIES OF EACH PORTFOLIO CONCERNING THAT PORTFOLIO'S ABILITY TO MAKE LOANS TO OTHER PERSONS AND TO BUY OR SELL FUTURES CONTRACTS AND OPTIONS ON FUTURES.

     As noted above in Item 2, each Portfolio has adopted certain fundamental investment restrictions which, as a matter of law, cannot be changed without investor approval. One of these fundamental investment restrictions concerns each Portfolio's ability to make loans to other persons. The Portfolios are proposing a technical amendment to this restriction to clarify that the purchase of fixed time deposits would not be a violation of this restriction.

     The Portfolios are proposing technical amendments to certain other of the Portfolios' fundamental investment restrictions to clarify that these restrictions do not limit the Portfolios' ability to buy or sell futures contracts and options on futures. The proposed amendments clarify that the Portfolios' ability to buy or sell futures contracts and options on futures is consistent with that described in each Portfolio's registration statement.

     To give effect to these technical amendments, it is proposed that each of the fundamental investment restrictions listed in EXHIBIT C be amended as indicated in that Exhibit. Investors should note that EXHIBIT C assumes that
Item 2 has been approved.

     The Trustees believe that these proposed amendments to the fundamental investment policies are in the best interests of the holders of beneficial interests in each Portfolio.

                                 VOTE REQUIRED

     Because the investment restrictions in EXHIBIT C are fundamental policies of each Portfolio, approval of this proposal with respect to a Portfolio will require a Majority Holder Vote of the holders of beneficial interests in that Portfolio.

     THE BOARD OF TRUSTEES OF THE PORTFOLIOS UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF BENEFICIAL INTERESTS IN EACH PORTFOLIO VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE PORTFOLIOS' FUNDAMENTAL INVESTMENT POLICIES CONCERNING THE PORTFOLIOS' ABILITY TO MAKE LOANS TO OTHER PERSONS AND TO BUY OR SELL FUTURES CONTRACTS AND OPTIONS ON FUTURES.

     ITEM 4. (A) FOR EQUITY PORTFOLIO, TO VOTE ON A PROPOSAL TO ADOPT FUNDAMENTAL INVESTMENT POLICIES CONCERNING THE UNDERWRITING OF SECURITIES, PURCHASES AND SALES OF REAL ESTATE AND COMMODITIES AND ISSUANCE OF SENIOR SECURITIES.

     As noted above in Items 2 and 3, Equity Portfolio has adopted certain fundamental investment restrictions which, as a matter of law, cannot be changed without investor approval. The Portfolio has taken the position that additional fundamental investment restrictions also cannot be adopted without investor approval. The Staff of the SEC has asked that the Portfolio adopt fundamental restrictions concerning the underwriting of securities, purchases and sales of real estate and commodities and issuance of senior securities, and the Portfolio has undertaken to seek investor approval to do so.

     As a result, the Portfolio is proposing to adopt the fundamental investment restrictions listed for the Portfolio in EXHIBIT D. It should be noted that the adoption of these restrictions will not change the manner in which the Portfolio conducts its investment activities.

     The Trustees believe that adoption of these fundamental investment policies is in the best interests of holders of beneficial interests in Equity Portfolio.

                                 VOTE REQUIRED

     Because the investment restrictions in EXHIBIT D will be fundamental policies of Equity Portfolio, approval of this proposal will require a Majority Holder Vote of the holders of beneficial interests in Equity Portfolio.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF BENEFICIAL INTERESTS IN EQUITY PORTFOLIO VOTE FOR THE ADOPTION OF FUNDAMENTAL INVESTMENT POLICIES CONCERNING THE UNDERWRITING OF SECURITIES, PURCHASES AND SALES OF REAL ESTATE AND COMMODITIES AND ISSUANCE OF SENIOR SECURITIES.

      (B) FOR SMALL CAP EQUITY PORTFOLIO, TO VOTE ON AN AMENDMENT TO THE PORTFOLIO'S FUNDAMENTAL INVESTMENT POLICY CONCERNING THE ISSUANCE OF SENIOR SECURITIES.

     As noted above in Items 2 and 3, Small Cap Equity Portfolio has adopted certain fundamental investment restrictions which, as a matter of law, cannot be changed without investor approval. One of these restrictions concerns the Portfolio's ability to issue senior securities. The Portfolio is proposing a technical amendment to this restriction to clarify that if the Portfolio borrows money, any such borrowing that results in a senior security will be accomplished in accordance with the 1940 Act and the rules and regulations thereunder.

      To give effect to this amendment, it is proposed that the fundamental investment restriction listed for the Portfolio in EXHIBIT D be amended as indicated in that Exhibit.

      The Trustees believe that adoption of these fundamental investment policies is in the best interests of holders of beneficial interests in Small Cap Equity Portfolio.

                                 VOTE REQUIRED

     Because the investment restriction in EXHIBIT D is a fundamental policy of Small Cap Equity Portfolio, approval of this proposal will require a Majority Holder Vote of the investors in Small Cap Equity Portfolio.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF BENEFICIAL INTERESTS IN SMALL CAP EQUITY PORTFOLIO VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE PORTFOLIO'S FUNDAMENTAL INVESTMENT POLICY CONCERNING THE ISSUANCE OF SENIOR SECURITIES.

     ITEM 5. TO VOTE ON A MANAGEMENT AGREEMENT FOR EACH PORTFOLIO WITH CITIBANK, N.A.

     As described above in "General Background," the Portfolios currently receive investment advisory services under investment advisory agreements with Citibank. The Portfolios currently receive administrative services under administrative services agreements with an affiliate of their placement agent. This entity, in turn, subcontracts with Citibank so that Citibank actually provides administrative services to the Portfolios.

     The Portfolios are proposing to enter into management agreements with Citibank (the "Proposed Portfolio Management Agreements"). Under the Proposed Portfolio Management Agreements, Citibank will be responsible for the overall management of each Portfolio's business affairs, and will provide investment advisory as well as administrative services to the Portfolios, including the provision of general office facilities and supervising the overall administration of each Portfolio.

     The Proposed Portfolio Management Agreements will render the Portfolios' existing investment advisory and administrative services agreements unnecessary, and they will be terminated. The same personnel at Citibank who currently provide administrative and investment advisory services to the Portfolios are expected to continue to do so after the Proposed Portfolio Management Agreements are entered into, and the nature, level and quality of services to the Portfolios will not be adversely effected.

     The aggregate investment advisory and administrative services fees payable by Equity Portfolio will increase by 0.05% per annum of the Portfolio's average daily net assets. The aggregate investment advisory and administrative services fees payable by Small Cap Equity Portfolio will decrease by 0.05% per annum of the Portfolio's average daily net assets. The Portfolios will no longer pay a separate administrative services fee.

     A copy of the Proposed Portfolio Management Agreement for each Portfolio is attached hereto as EXHIBIT E. Investors should refer to EXHIBIT E for the complete terms of the Proposed Portfolio Management Agreement for each Portfolio, and the description of the Proposed Portfolio Management Agreement set forth herein is qualified in its entirety by the provisions of the Proposed Portfolio Management Agreement as set forth in EXHIBIT E.

                  THE PROPOSED PORTFOLIO MANAGEMENT AGREEMENTS

     If the Proposed Portfolio Management Agreement is approved by a Portfolio's investors, Citibank will be authorized to provide investment advisory services directly to that Portfolio. The terms and conditions of each Proposed Portfolio Management Agreement are identical. A description of the management fees payable under the Proposed Portfolio Management Agreements is set forth below. See "Management Fees."

     Under each Proposed Portfolio Management Agreement, Citibank as investment manager will furnish continuously an investment program for the Portfolios and will determine from time to time what securities are purchased, sold or exchanged, and what portion of the assets of the Portfolios are held uninvested, subject always to the restrictions of the Portfolios' Declaration of Trust and By-laws, as each may be amended from time to time, the provisions of the 1940 Act and the Portfolios' registration statements. Citibank will also make recommendations as to the manner in which proxies, voting rights, rights to consent to corporate action and any other rights pertaining to portfolio securities will be exercised; and will take all actions which Citibank deems necessary to implement Portfolio investment policies.

     Under each Proposed Portfolio Management Agreement, Citibank also will perform such administrative and management services as may from time to time be reasonably requested, including: (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Portfolio and for performing administrative and management functions; (ii) supervising the overall administration of the Portfolio, including negotiation of contracts and fees with and the monitoring of performance and billings of the Portfolio's transfer agent, custodian and other independent contractors or agents; (iii) preparing and, if applicable, filing all documents required for compliance by the Portfolio with applicable laws and regulations, including registration statements, semi-annual and annual reports to investors, proxy statements and tax returns; (iv) preparing agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and investors; and (v) arranging for maintenance of the books and records of the Portfolio.

     The Proposed Portfolio Management Agreement, if approved by a Majority Holder Vote of a Portfolio, will continue in effect for a two-year period, and thereafter from year to year, subject to approval annually in accordance with the 1940 Act. The Proposed Portfolio Management Agreement of a Portfolio may be terminated at any time without the payment of any penalty by the Portfolio's Board of Trustees or by Majority Holder Vote of that Portfolio, or by Citibank, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. The Proposed Portfolio Management Agreement of a Portfolio will also terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

     Under each Proposed Portfolio Management Agreement, Citibank will not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio in connection with the matters to which the Proposed Portfolio Management Agreement relates, except a loss resulting from Citibank's willful misfeasance, or its bad faith or gross negligence in the performance of its obligations and duties, or by reason of Citibank's reckless disregard of its obligations and duties under such agreement.

                                MANAGEMENT FEES

     Under the Proposed Portfolio Management Agreements, Equity Portfolio will pay Citibank management fees equal on an annual basis to 0.60% of the Portfolio's average daily net assets for the Portfolio's then-current fiscal year, and Small Cap Equity Portfolio will pay Citibank management fees equal on an annual basis to 0.75% of the Portfolio's average daily net assets for the Portfolio's then-current fiscal year. Fees will be accrued daily and payable monthly. The aggregate investment advisory and administrative services fees currently payable by the Portfolios are 0.55% of Equity Portfolio's average daily net assets and 0.80% of Small Cap Equity Portfolio's average daily net assets, in each case for the Portfolio's then-current fiscal year.

     Investment advisory and administrative services fees accrued to Citibank under the existing investment advisory and administrative services agreements for services provided to each Portfolio for the last two fiscal years of each Portfolio were as follows: for Equity Portfolio, $1,525,950 and $1,153,909 for the fiscal years ended December 31, 1996 and 1995, respectively; and for Small Cap Equity Portfolio, $157,076 and $10,904 for the fiscal year ended December 31, 1996 and the period from June 21, 1995 (commencement of operations) to December 31, 1995, respectively. Had the proposed management fees for the Portfolios been in effect for those periods, the following fees would have been payable: for Equity Portfolio, $1,664,672 and $1,258,809 for the fiscal years ended December 31, 1996 and 1995, respectively, which is a 0.05% increase for the fiscal years ended December 31, 1996 and 1995 from the net investment advisory and administrative service fees accrued under the existing investment advisory and administrative services agreements for such periods; and for Small Cap Equity Portfolio, $147,258 and $10,222 for the fiscal year ended December 31, 1996 and the period from June 21, 1995 (commencement of operations) to December 31, 1995, respectively, which is a 0.05% decrease for the fiscal year ended December 31, 1996 and the period from June 21, 1995 (commencement of operations) to December 31, 1995 from the net investment advisory and administrative service fees accrued under the existing investment advisory and administrative services agreements for such period.

     Except as set forth above with respect to administrative services and investment advisory fees, neither Citibank nor any affiliated person of Citibank, nor any affiliated person of such person, received any other fees from the Portfolios for services provided to the Portfolios during their last two fiscal years. There were no other material payments by the Portfolios to Citibank, any affiliated person of Citibank, or any affiliated person of such person, during such period.

     As of June 30, 1997, Equity Portfolio had net assets of $325,864,983; and Small Cap Equity Portfolio had net assets of $44,561,526.

     For the last two fiscal years of each Portfolio, no brokerage commissions were paid by the Portfolios to any broker during the same period that (i) is an affiliated person of the Portfolios, or (ii) is affiliated with any person described in clause (i) of this paragraph, or (iii) an affiliated person of which is an affiliated person of the Portfolios, Citibank or the distributor of the Portfolios.

                           DESCRIPTION OF THE MANAGER

     Citibank offers a wide range of banking and investment services to customers across the United States and throughout the world, and has been managing money since 1822. Its portfolio managers are responsible for investing in money market, equity and fixed income securities. Citibank and its affiliates manage more than $81 billion in assets worldwide. Citibank is a wholly-owned subsidiary of Citicorp. Citibank's address is 153 East 53rd Street, New York, New York 10043.

     Grant D. Hobson and Richard Goldman have managed the Equity Portfolio since January 1996. Mr. Hobson is responsible for managing U.S. equity portfolios for mutual funds, trust and pension accounts of Citibank Global Asset Management and currently manages, or co-manages, more than $1 billion of total assets at Citibank. Prior to joining Citibank in 1993, Mr. Hobson was a securities analyst and sector manager for pension accounts and mutual funds for Axe Houghton, formerly a division of USF&G. Mr. Goldman is responsible for managing U.S. equity portfolios for mutual funds and institutional accounts, and for quantitative equity research for the U.S. institutional business of Citibank Global Asset Management. He currently manages, or co-manages, approximately $500 million of total assets at Citibank. He joined Citicorp's Investment Management Division in 1985 and from 1988 to 1994 was responsible for running Citicorp's Institutional Investor Relations Department.

     Linda J. Intini has managed the Small Cap Equity Portfolio since February 1997. Ms. Intini has over nine years of experience specializing in the management of small cap equities, including over $300 million of Citibank's small cap portfolios for trusts and individuals. Prior to joining Citibank in 1992, she was a Portfolio Manager and Research Analyst with Manufacturers Hanover in the Special Equity area. She also specialized in equity research at Eberstadt Fleming.

     John S. Reed is the Chairman of the Board and a Director of Citibank. The following are Vice Chairmen of the Board and Directors of Citibank: Paul J. Collins, William R. Rhodes and H. Onno Ruding. Other Directors of Citibank are Alain J.P. Belda, President and Chief Operating Officer, Alcoa Corporation; D. Wayne Calloway, former Chairman and Chief Executive Officer, PepsiCo, Inc., Purchase, New York; Kenneth T. Derr, Chairman and Chief Executive Officer, Chevron Corporation; John M. Deutch, Director, CMS Energy; Reuben Marks, Chairman and Chief Executive Officer, Colgate-Palmolive Company; Richard D. Parsons, Member, Board of Representatives, Time Warner Entertainment Company, L.P.; Rozanne L. Ridgway, President, The Atlantic Council of the United States; Robert B. Shapiro, President and Chief Operating Officer, Monsanto Company; Frank A. Shrontz, Chairman and Chief Executive Officer, The Boeing Company, Seattle, Washington; Roger B. Smith, Former Chairman and Chief Executive Officer, General Motors Corporation; Franklin A. Thomas, President, The Ford Foundation, New York, New York; and Edgar S. Woolard, Jr., Chairman and Chief Executive Officer, E.I. DuPont de Nemours & Company.

     Each of the individuals named above is also a Director of Citicorp. In addition, the following persons have the affiliations indicated:

D. Wayne Calloway        Director, Exxon Corporation
                         Director, General Electric Company
                         Director, PepsiCo, Inc.

Paul J. Collins          Director, Kimberly-Clark Corporation

Kenneth T. Derr          Director, American Telephone and Telegraph, Co.
                         Director, Chevron Corporation
                         Director, Potlatch Corporation

John M. Deutch           Director, Ariad Pharmaceuticals, Inc.
                         Director, CMS Energy
                         Director, Palomar Medical Technologies, Inc.

Reuben Marks              Director, Colgate-Palmolive Company
                         Director, New York Stock Exchange
                         Director, Time Warner, Inc.
                         Non-Executive Director, Pearson, PLC

Richard D. Parsons       Director, Federal National Mortgage Association
                         Director, Philip Morris Companies Incorporated
                         Member, Board of Representatives, Time Warner
                          Entertainment Company, L.P.
                         Director and President, Time Warner, Inc.

John S. Reed             Director, Monsanto Company
                         Director, Philip Morris Companies Incorporated
                         Stockholder, Tampa Tank & Welding, Inc.

William R. Rhodes        Director, Private Export Funding Corporation

Rozanne L. Ridgway       Director, 3M
                         Director, Bell Atlantic Corporation
                         Director, The Boeing Company
                         Director, Emerson Electric Company
                         Member-International Advisory Board,
                          New Perspective Fund, Inc.
                         Director, RJR Nabisco, Inc.
                         Director, Sara Lee Corporation
                         Director, Union Carbide Corporation

H. Onno Ruding           Member, Board of Supervisory Directors,
                          Amsterdam Trustee's Kantoor
                         Board Member, Corning Incorporated
                         Advisor, Intercena (C&A) (Netherlands)
                         Director, Pechiney S.A.
                         Member, Board of Advisers, Robeco N.V.
                         Advisory Director, Unilever N.V.
                         Advisory Director, Unilever PLC

Robert B. Shapiro        Director, G.D. Searle & Co.
                         Director, Silicon Graphics
                         Director, Monsanto Company
                         Director, The Nutrasweet Company

Frank A. Shrontz         Director, 3M
                         Director, Baseball of Seattle, Inc.
                         Director, The Boeing Company
                         Director, Boise Cascade Corp.
                         Director, Chevron Corporation

Franklin A. Thomas       Director, Aluminum Company of America
                         Director, Cummins Engine Company, Inc.
                         Director, Lucent Technologies
                         Director, PepsiCo, Inc.

Edgar S. Woolard, Jr.    Director, E.I. DuPont de Nemours &
                          Company
                         Director, Apple Computer, Inc.
                         Director, Zurich Holding Company of America, Inc.
                         Advisory Director, Zurich Insurance Corporation

      Banking Relationships. Citibank and its affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the Portfolios, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Citibank has informed the Portfolios that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of Citibank or in the possession of any affiliate of Citibank.

      Bank Regulatory Matters. The Glass-Steagall Act prohibits certain financial institutions, such as Citibank, from underwriting securities of open-end investment companies, such as the Portfolios. Citibank believes that its services under the Proposed Portfolio Management Agreements are not underwriting and are consistent with the Glass-Steagall Act and other relevant federal and state laws. However, there is no controlling precedent regarding the performance of the combination of investment advisory, shareholder servicing and administrative activities by banks. State laws on this issue may differ from applicable federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. Changes in either federal or state statutes or regulations, or in their interpretations, could prevent Citibank or its affiliates from continuing to perform these services. If Citibank or its affiliates were to be prevented from acting as the investment manager, the Portfolios would seek alternative means for obtaining these services. The Portfolios do not expect that investors would suffer any adverse financial consequences as a result of any such occurrence.

      Citibank furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Portfolios' investments and effecting securities transactions for the Portfolios. Citibank also provides other services to each of the Funds.

      Citibank also serves as adviser or subadviser to other registered investment companies. Those companies are identified in EXHIBIT F hereto, along with their asset size and the rates of compensation paid by those companies to Citibank for advisory or subadvisory services.

                    THE EVALUATION BY THE BOARD OF TRUSTEES

      The Portfolios' Board of Trustees has determined that approving the Proposed Portfolio Management Agreements is in the best interests of the Portfolios and their investors.

      At a meeting on August 8, 1997, the Trustees considered information concerning the Proposed Portfolio Management Agreements. The Trustees considered, among other factors, representations by Citibank that the proposed agreements would not materially affect the nature, level and quality of services now provided to the Portfolios. The Trustees also considered that, subject to the required approval of investors in the Portfolios, the same personnel at Citibank who provide administrative and investment advisory services to the Portfolios were expected to continue to do so under the Proposed Portfolio Management Agreements. The Trustees noted that Equity Portfolio's management fee would increase and that Small Cap Equity Portfolio's management fee would decrease. They reviewed comparative fee data for comparable funds and found the fees, as revised, to be in line with industry standards and with the fees of comparable funds. The Trustees also considered the nature and quality of services expected to be provided by Citibank to the Portfolios, and information regarding fees, expense ratios and performance. In evaluating Citibank's ability to provide services to the Portfolios, the Trustees considered information as to Citibank's business organization, financial resources and personnel.

      Based upon its review, the Trustees concluded that the Proposed Portfolio Management Agreements are reasonable, fair and in the best interests of each Portfolio and its investors, and that the fees provided in the Proposed Portfolio Management Agreements are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as were deemed relevant, the Trustees, including all of the Independent Trustees, unanimously approved the Proposed Portfolio Management Agreements for the Portfolios and voted to recommend their approval by Portfolio investors.

                                 VOTE REQUIRED

      Approval of the Proposed Portfolio Management Agreement with respect to a Portfolio will require a Majority Holder Vote of the holders of beneficial interests in that Portfolio.

      THE BOARD OF TRUSTEES OF THE PORTFOLIOS UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF BENEFICIAL INTERESTS IN EACH PORTFOLIO VOTE FOR APPROVAL OF THE PROPOSED PORTFOLIO
MANAGEMENT AGREEMENT FOR THAT PORTFOLIO.

      ITEM 6. TO VOTE ON THE SELECTION OF PRICE WATERHOUSE AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR EACH PORTFOLIO.

      It is intended that proxies cast by each Portfolio's holders of beneficial interests not limited to the contrary will be voted in favor of ratifying the selection, by a majority of the Trustees of the Portfolios who are not "interested persons" (as that term is defined in the 1940 Act) of the Portfolios, of Price Waterhouse under Section 32(a) of the 1940 Act as independent public accountants, to certify every financial statement of each Portfolio required by any law or regulation to be certified by independent public accountants and filed with the Securities and Exchange Commission in respect of all or any part of the fiscal year of the Portfolio ending December 31, 1997 (or, subject to obtaining favorable rulings from the Internal Revenue Service, such earlier date as coincides with the restructuring described under "General Background"). Price Waterhouse has no direct or material indirect interest in any Portfolio.

      Price Waterhouse has served as the Portfolios' independent certified public accountants since May 1, 1994 providing audit services and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

      Representatives of Price Waterhouse are not expected to be present at the Meeting.

                                 VOTE REQUIRED

      Approval of this proposal with respect to a Portfolio will require approval by the holders of a majority of the outstanding beneficial interests in the Portfolios, taken together as a single class, which are present at the Meeting in person or by proxy.

      THE BOARD OF TRUSTEES OF THE PORTFOLIOS UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF BENEFICIAL INTERESTS IN EACH PORTFOLIO VOTE FOR APPROVAL OF PRICE WATERHOUSE AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THAT PORTFOLIO.

      ITEM 7.   TO TRANSACT SUCH OTHER BUSINESS AS MAY
                PROPERLY COME BEFORE THE SPECIAL MEETING OF
                HOLDERS OF BENEFICIAL INTERESTS AND ANY
                ADJOURNMENTS THEREOF.

      The management of the Portfolios knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy (if not limited to the contrary) will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

                          INTERESTS OF CERTAIN PERSONS

      As of the Record Date, the Trustees and officers of the Portfolios, individually and as a group, owned beneficially or had the right to vote less than 1% of the outstanding interests in any of the Portfolios or shares of any of the Funds.

      As of the Record Date, to the best knowledge of the Portfolios, the following entities beneficially owned 5% or more of the outstanding beneficial interests in the Portfolios:

                                              Amount of
      Name of                                 Beneficial          Percentage
Beneficial Owner                              Ownership            Interest

Equity Portfolio:

Landmark Equity Fund . . . . . . . . . .     $250,715,088           78.1%
Citi U.S. Equity Fund Ltd. . . . . . . .      $70,413,658           21.9%

Small Cap Equity Portfolio:

Landmark Small Cap Equity Fund . . . . .      $24,967,419           55.0%
Citi Small Cap Equity Fund Ltd.  . . . .      $20,445,786           45.0%

     The address of each of Landmark Equity Fund and Landmark Small Cap Equity Fund is c/o Signature Financial Group Inc., 6 St. James Avenue, Boston Massachusetts 02116. The address of each of Citi U.S. Equity Fund Ltd. and Citi Small Cap Equity Fund Ltd. is c/o Cititrust (Bahamas) Limited, Thompson Blvd., Nassau, Bahamas, Attn.: M. Carmen Butler.

                             ADDITIONAL INFORMATION

      Each Portfolio is a series of The Premium Portfolios (the "Trust"), a diversified, open-end registered investment company organized as a New York trust under a Declaration of Trust dated as of September 13, 1993. Equity

Portfolio and Small Cap Equity Portfolio were designated as separate series of the Trust on September 13, 1993 and May 5, 1995, respectively. The mailing address of the Trust is Elizabethan Square, George Town, Grand Cayman, BWI.

      The cost of soliciting proxies in the accompanying form, which is expected to be about $[__________], will be borne by Citibank. In addition to solicitation by mail, proxies may be solicited by the Board of Trustees, officers, and regular employees and agents of the Portfolios without compensation therefor.

      The Portfolios' placement agent is The Landmark Funds Broker-Dealer Services, Inc., c/o Signature Financial Group (Cayman), Ltd., Elizabethan Square, George Town, Grand Cayman, BWI. State Street Bank and Trust Company ("State Street") acts as custodian for each Portfolio. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110. Signature Financial Services, Inc. ("SFSI") provides transfer agency services to each Portfolio. The principal business address of SFSI is 6 St. James Avenue, Boston, Massachusetts 02116.

                        SUBMISSION OF CERTAIN PROPOSALS

      The Trust is a trust formed under the laws of the State of New York, and as such is not required to hold annual meetings of holders of beneficial interests, although special meetings may be called for the Portfolios, or for the Trust as a whole, for purposes such as electing Trustees or removing Trustees, changing fundamental policies, or approving an advisory contract. Proposals of holders of beneficial interests to be presented at any subsequent meeting of holders of beneficial interests must be received by the Trust at the Trust's office within a reasonable time before the proxy solicitation is made.

      YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY
PROMPTLY.


                               By Order of the Board of Trustees,

                               Susan Jakuboski, Assistant Secretary

September [__], 1997

                                                                      EXHIBIT A

     Deleted text appears in single brackets and added text appears in double brackets.

        THE DEFINITION OF INSTITUTIONAL INVESTOR FROM SECTION 1.2, A NEW
            PARAGRAPH (D) TO BE ADDED TO SECTION 3.2 AND SECTION 5.1
            IN ITS ENTIRETY, OF THE PORTFOLIOS' DECLARATION OF TRUST
                      PROPOSED TO BE AMENDED UNDER ITEM 1.


           "Institutional Investor(s)" shall mean, [[when used with respect to each Series of the Trust other than the Series designated as Balanced Portfolio, Government Income Portfolio, International Equity Portfolio and Emerging Asian Markets Equity Portfolio,]] any regulated investment company, segregated asset account, foreign investment company, common trust fund, group trust or other investment arrangement, whether organized within or without the United States of America, other than an individual, S corporation, or partnership or a grantor trust beneficially owned by any individual, [or] S corporation or partnership, [[unless, in the case of a partnership or a grantor trust beneficially owned by a partnership, the interests in the partnership are held by entities that otherwise meet the definition of Institutional Investor. When used with respect to those Series of the Trust designated as Balanced Portfolio, Government Income Portfolio, International Equity Portfolio and Emerging Asian Markets Equity Portfolio, Institutional Investor(s) shall mean any regulated investment company, segregated asset account, foreign investment company, common trust fund, group trust or other investment arrangement, whether organized within or without the United States of America, other than an individual, S corporation, partnership or grantor trust beneficially owned by any individual, S corporation or partnership.]]

      Section 3.2:
           [[(d) Notwithstanding any other provision of this Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by investors to either invest all or a portion of the Trust Property of each Series of the Trust (other than the Series designated as Balanced Portfolio, Government Income Portfolio, International Equity Portfolio and Emerging Asian Markets Equity Portfolio), or sell all or a portion of such Trust Property and invest the proceeds of such sales, in one or more investment companies to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.]]

           5.1. Liability of Holders; Indemnification. [Each][[(a) As to the Series of the Trust designated as Balanced Portfolio, Government Income Portfolio, International Equity Portfolio and Emerging Asian Markets Equity Portfolio, each]] Holder of an Interest in [a] [[such]] Series shall be jointly and severally liable with every other Holder of an Interest in that Series (with rights of contribution inter se in proportion to their respective Interests in the Series) for the liabilities and obligations of that Series (and of no other Series) in the event that the Trust fails to satisfy such liabilities and obligations from the assets of that Series[; provided, however, that, to]. To the extent assets of [that Series ][[a Series named in the preceding sentence]] are available in the Trust, the Trust shall indemnify and hold each Holder [[of an Interest in that Series]] harmless from and against any claim or liability to which such Holder may become subject by reason of being or having been a Holder of [any] [[an]]

      Interest in that Series to the extent that such claim or liability imposes on the Holder an obligation or liability which, when compared to the obligations and liabilities imposed on other Holders of Interests in that Series, is greater than such Holder's [Interest (proportionate share)] [[proportionate share of such claim or liability]], and shall reimburse such Holder for all legal and other expenses reasonably incurred by such Holder in connection with any such claim or liability.

           [[(b)Notwithstanding any other provision of this Declaration, each Holder of an Interest in a Series of the Trust other than Balanced Portfolio, Government Income Portfolio, International Equity Portfolio and Emerging Asian Markets Equity Portfolio, shall not be subject to any personal liability whatsoever to any Person in connection with the Trust Property or the acts, obligations or affairs of the Trust with respect to that Series; and if any such Holder is made a party to any suit or proceeding to enforce any such liability, such Holder shall not, on account thereof, be held to any personal liability. To the extent assets of a Series enumerated in the preceding sentence are available in the Trust, the Trust shall indemnify and hold each Holder of an Interest in that Series harmless from and against any claim or liability to which such Holder may become subject by reason of being or having been a Holder of an Interest in that Series, and shall reimburse such Holder for all legal and other expenses reasonably incurred by such Holder in connection with any such claim or liability.]]

           (c) The rights accruing to a Holder under this Section 5.1 shall not exclude any other right to which such Holder may be lawfully entitled, nor shall anything contained herein restrict the right of the Trust to indemnify or reimburse a Holder in any appropriate situation even though not specifically provided herein. [Notwithstanding the indemnification procedure described above, it is intended that each Holder of an Interest in a Series shall remain jointly and severally liable to the creditors of that Series as a legal matter.] The liabilities of a particular Series and the right to indemnification granted hereunder to Holders of Interests in such Series shall not be enforceable against any other Series or Holders of Interests in any other Series.

                                                                      EXHIBIT B

                     Added text appears in double brackets.


    FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE AMENDED UNDER ITEM 2.


      (3) Purchase securities of any issuer if such purchase at the time thereof would cause with respect to 75% of the total assets of the Portfolio more than 10% of the voting securities of such issuer to be held by the Portfolio, [[except that the Portfolio may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.]]


      (4) Purchase securities of any issuer if such purchase at the time thereof would cause as to 75% of the Portfolio's total assets more than 5% of the Portfolio's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state), [[except that the Portfolio may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.]]


      For Small Cap Equity Portfolio Only:

      (6) Underwrite securities issued by other persons, [[that all or any portion of the assets of the Portfolio may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and]] except insofar as the Portfolio may technically be deemed an underwriter under the Securities Act in selling a security.

                                                                      EXHIBIT C

     Deleted text appears in single brackets and added text appears in double brackets.


    FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE AMENDED UNDER ITEM 3.


      (1) Borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of its net assets, including the amount borrowed [(nor]; [[or]] purchase any securities at any time at which borrowings exceed 5% of the total assets of the Portfolio, taken at market value[)]. It is intended that the Portfolio would borrow money only from banks and only to accommodate requests for the repurchase of beneficial interests in the Portfolio while effecting an orderly liquidation of portfolio securities.

      (2) Make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of the Portfolio's total assets (taken at market value), (b) through the use of repurchase agreements [[or fixed time deposits]] or the purchase of short-term obligations or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions. The purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

      (3) Purchase securities of any issuer if such purchase at the time thereof would cause with respect to 75% of the total assets of the Portfolio more than 10% of the voting securities of such issuer to be held by the Portfolio; [except] [[provided that, for purposes of this restriction, the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and provided further]] that the Portfolio may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

      (4) Purchase securities of any issuer if such purchase at the time thereof would cause as to 75% of the Portfolio's total assets more than 5% of the Portfolio's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or political subdivision [of either of the foregoing] [[thereof, or any political subdivision of any such state]], or any agency or instrumentality of the United States or of any state or of any political subdivision of any state)[, except]; [[provided that, for purposes of this restriction, the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and provided further]] that the Portfolio may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

      (5) Concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Portfolio's investment

      [objectives] [[objective]], up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, [[except that positions in futures contracts shall not be subject to this restriction.]]

      For Small Cap Equity Portfolio Only:

      (7) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business ([except that the Portfolio may invest in futures contracts] [[the foregoing shall not be deemed to preclude the Portfolio from purchasing or selling futures contracts or options thereon,]] and the Portfolio reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Portfolio).

                                                                      EXHIBIT D

     Deleted text appears in single brackets and added text appears in double brackets.


     FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE ADOPTED OR AMENDED
                                 UNDER ITEM 4.

      For Equity Portfolio Only:

      [[(6)Underwrite securities issued by other persons, except that all or any portion of the assets of the Portfolio may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as the Portfolio may technically be deemed an underwriter under the Securities Act in selling a security.]]

      [[(7)Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the foregoing shall not be deemed to preclude the Portfolio from purchasing or selling futures contracts or options thereon, and the Portfolio reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Portfolio).]]

      [[(8)Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.]]

      For Small Cap Equity Portfolio Only:

      (8) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder[, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above.]

                                                                      EXHIBIT E


                    PROPOSED PORTFOLIO MANAGEMENT AGREEMENT


                             THE PREMIUM PORTFOLIOS

                                Equity Portfolio


      MANAGEMENT AGREEMENT, dated as of __________ ___, 199__, by and between The Premium Portfolios, a New York trust (the "Trust"), and Citibank, N.A., a national banking association ("Citibank" or the "Manager").

                              W I T N E S S E T H:

      WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the "1940 Act"), and

      WHEREAS, the Trust wishes to engage Citibank to provide certain investment advisory and administrative services for the series of the Trust designated as Equity Portfolio (the "Portfolio"), and Citibank is willing to provide such investment advisory and administrative services for the Portfolio on the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

      1. Duties of Citibank. (a) Citibank shall act as the Manager for the Portfolio and as such shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held uninvested, subject always to the restrictions of the Trust's Declaration of Trust, dated as of September 13, 1993, and By-laws, as each may be amended from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, and the then-current Registration Statement of the Trust with respect to the Portfolio. The Manager shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's securities shall be exercised. Should the Board of Trustees of the Trust at any time, however, make any definite determination as to investment policy applicable to the Portfolio and notify the Manager thereof in writing, the Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Manager shall take, on behalf of the Portfolio, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of securities for the Portfolio's account with the brokers or dealers selected by it, and to that end the Manager is authorized as the agent of the Trust to give instructions to the custodian or any subcustodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934) to the Portfolio and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. In making purchases or sales of securities or other property for the account of the Portfolio, the Manager may deal with itself or with the Trustees of the Trust or the Trust's underwriter or distributor, to the extent such actions are permitted by the 1940 Act. In providing the services and assuming the obligations set forth herein, the Manager may employ, at its own expense, or may request that the Trust employ at the Portfolio's expense, one or more subadvisers; provided that in each case the Manager shall supervise the activities of each subadviser. Any agreement between the Manager and a subadviser shall be subject to the renewal, termination and amendment provisions applicable to this Agreement. Any agreement between the Trust on behalf of the Portfolio and a subadviser may be terminated by the Manager at any time on not more than 60 days' nor less than 30 days' written notice to the Trust and the subadviser.

      (b) Subject to the direction and control of the Board of Trustees of the Trust, Citibank shall perform such administrative and management services as may from time to time be reasonably requested by the Trust, which shall include without limitation: (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Trust and for performing the administrative and management functions herein set forth; (ii) supervising the overall administration of the Trust, including negotiation of contracts and fees with and the monitoring of performance and billings of the Trust's transfer agent, custodian and other independent contractors or agents;
(iii) preparing and, if applicable, filing all documents required for compliance by the Trust with applicable laws and regulations, including registration statements, semi-annual and annual reports to investors, proxy statements and tax returns; (iv) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and investors; and (v) arranging for maintenance of books and records of the Trust. Notwithstanding the foregoing, Citibank shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of beneficial interests in the Portfolio, nor shall Citibank be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent or custodian of the Trust or the Portfolio. In providing administrative and management services as set forth herein, Citibank may, at its own expense, employ one or more subadministrators; provided that Citibank shall remain fully responsible for the performance of all administrative and management duties set forth herein and shall supervise the activities of each subadministrator.

      2. Allocation of Charges and Expenses. Citibank shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. Except as provided in the foregoing sentence, it is understood that the Trust will pay from the assets of the Portfolio all of its own expenses allocable to the Portfolio including, without limitation, organization costs of the Portfolio; compensation of Trustees who are not "affiliated persons" of Citibank; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming beneficial interests and servicing investor accounts; expenses of preparing, typesetting, printing and mailing investor reports, notices, proxy statements and reports to governmental officers and commissions and to investors in the Portfolio; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Portfolio (including but not limited to the fees of independent pricing services); expenses of meetings of the Portfolio's investors; expenses relating to the issuance of beneficial interests in the Portfolio; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Portfolio may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

      3. Compensation of Citibank. For the services to be rendered and the facilities to be provided by Citibank hereunder, the Trust shall pay to Citibank from the assets of the Portfolio a management fee computed daily and paid monthly at an annual rate equal to 0.60% of the Portfolio's average daily net assets for the Portfolio's then-current fiscal year. If Citibank provides services hereunder for less than the whole of any period specified in this
Section 3, the compensation to Citibank shall be accordingly adjusted and prorated.

      4. Covenants of Citibank. Citibank agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's principal underwriter or distributor, if any, as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act, will not take a long or short position in beneficial interests in the Portfolio except as permitted by the Declaration, and will comply with all other provisions of the Declaration and By-Laws and the then-current Registration Statement applicable to the Portfolio relative to Citibank and its directors and officers.

      5. Limitation of Liability of Citibank. Citibank shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 5, the term "Citibank" shall include directors, officers and employees of Citibank as well as Citibank itself.

      6. Activities of Citibank. The services of Citibank to the Portfolio are not to be deemed to be exclusive, Citibank being free to render investment advisory, administrative and/or other services to others. It is understood that Trustees, officers, and shareholders of the Trust are or may be or may become interested in Citibank, as directors, officers, employees, or otherwise and that directors, officers and employees of Citibank are or may become similarly interested in the Trust and that Citibank may be or may become interested in the Trust as an investor or otherwise.

      7. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written, shall govern the relations between the parties hereto thereafter and shall remain in force until August 8, 1998, on which date it will terminate unless its continuance after August 8, 1998 is "specifically approved at least annually" (a) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of Citibank at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Portfolio.

      This Agreement may be terminated at any time without the payment of any penalty by the Trustees or by the "vote of a majority of the outstanding voting securities" of the Portfolio, or by Citibank, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall automatically terminate in the event of its "assignment."

      This Agreement may be amended only if such amendment is approved by the "vote of a majority of the outstanding voting securities" of the Portfolio (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act).

      The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

      Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the Portfolio; that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Portfolio; and that no other series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

      The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or holders of beneficial interests in the Trust individually.

      8. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

THE PREMIUM PORTFOLIOS                  CITIBANK, N.A.

By:________________________             By:__________________________

Title:_____________________             Title:_______________________

                    PROPOSED PORTFOLIO MANAGEMENT AGREEMENT


                             THE PREMIUM PORTFOLIOS

                           Small Cap Equity Portfolio


      MANAGEMENT AGREEMENT, dated as of __________ ___, 199__, by and between The Premium Portfolios, a New York trust (the "Trust"), and Citibank, N.A., a national banking association ("Citibank" or the "Manager").

                              W I T N E S S E T H:

      WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the "1940 Act"), and

      WHEREAS, the Trust wishes to engage Citibank to provide certain investment advisory and administrative services for the series of the Trust designated as Small Cap Equity Portfolio (the "Portfolio"), and Citibank is willing to provide such investment advisory and administrative services for the Portfolio on the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

      1. Duties of Citibank. (a) Citibank shall act as the Manager for the Portfolio and as such shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held uninvested, subject always to the restrictions of the Trust's Declaration of Trust, dated as of September 13, 1993, and By-laws, as each may be amended from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, and the then-current Registration Statement of the Trust with respect to the Portfolio. The Manager shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's securities shall be exercised. Should the Board of Trustees of the Trust at any time, however, make any definite determination as to investment policy applicable to the Portfolio and notify the Manager thereof in writing, the Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Manager shall take, on behalf of the Portfolio, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of securities for the Portfolio's account with the brokers or dealers selected by it, and to that end the Manager is authorized as the agent of the Trust to give instructions to the custodian or any subcustodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934) to the Portfolio and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. In making purchases or sales of securities or other property for the account of the Portfolio, the Manager may deal with itself or with the Trustees of the Trust or the Trust's underwriter or distributor, to the extent such actions are permitted by the 1940 Act. In providing the services and assuming the obligations set forth herein, the Manager may employ, at its own expense, or may request that the Trust employ at the Portfolio's expense, one or more subadvisers; provided that in each case the Manager shall supervise the activities of each subadviser. Any agreement between the Manager and a subadviser shall be subject to the renewal, termination and amendment provisions applicable to this Agreement. Any agreement between the Trust on behalf of the Portfolio and a subadviser may be terminated by the Manager at any time on not more than 60 days' nor less than 30 days' written notice to the Trust and the subadviser.

      (b) Subject to the direction and control of the Board of Trustees of the Trust, Citibank shall perform such administrative and management services as may from time to time be reasonably requested by the Trust, which shall include without limitation: (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Trust and for performing the administrative and management functions herein set forth; (ii) supervising the overall administration of the Trust, including negotiation of contracts and fees with and the monitoring of performance and billings of the Trust's transfer agent, custodian and other independent contractors or agents;
(iii) preparing and, if applicable, filing all documents required for compliance by the Trust with applicable laws and regulations, including registration statements, semi-annual and annual reports to investors, proxy statements and tax returns; (iv) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and investors; and (v) arranging for maintenance of books and records of the Trust. Notwithstanding the foregoing, Citibank shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of beneficial interests in the Portfolio, nor shall Citibank be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent or custodian of the Trust or the Portfolio. In providing administrative and management services as set forth herein, Citibank may, at its own expense, employ one or more subadministrators; provided that Citibank shall remain fully responsible for the performance of all administrative and management duties set forth herein and shall supervise the activities of each subadministrator.

      2. Allocation of Charges and Expenses. Citibank shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. Except as provided in the foregoing sentence, it is understood that the Trust will pay from the assets of the Portfolio all of its own expenses allocable to the Portfolio including, without limitation, organization costs of the Portfolio; compensation of Trustees who are not "affiliated persons" of Citibank; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming beneficial interests and servicing investor accounts; expenses of preparing, typesetting, printing and mailing investor reports, notices, proxy statements and reports to governmental officers and commissions and to investors in the Portfolio; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Portfolio (including but not limited to the fees of independent pricing services); expenses of meetings of the Portfolio's investors; expenses relating to the issuance of beneficial interests in the Portfolio; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Portfolio may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

      3. Compensation of Citibank. For the services to be rendered and the facilities to be provided by Citibank hereunder, the Trust shall pay to Citibank from the assets of the Portfolio a management fee computed daily and paid monthly at an annual rate equal to 0.75% of the Portfolio's average daily net assets for the Portfolio's then-current fiscal year. If Citibank provides services hereunder for less than the whole of any period specified in this
Section 3, the compensation to Citibank shall be accordingly adjusted and prorated.

      4. Covenants of Citibank. Citibank agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's principal underwriter or distributor, if any, as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act, will not take a long or short position in beneficial interests in the Portfolio except as permitted by the Declaration, and will comply with all other provisions of the Declaration and By-Laws and the then-current Registration Statement applicable to the Portfolio relative to Citibank and its directors and officers.

      5. Limitation of Liability of Citibank. Citibank shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 5, the term "Citibank" shall include directors, officers and employees of Citibank as well as Citibank itself.

      6. Activities of Citibank. The services of Citibank to the Portfolio are not to be deemed to be exclusive, Citibank being free to render investment advisory, administrative and/or other services to others. It is understood that Trustees, officers, and shareholders of the Trust are or may be or may become interested in Citibank, as directors, officers, employees, or otherwise and that directors, officers and employees of Citibank are or may become similarly interested in the Trust and that Citibank may be or may become interested in the Trust as an investor or otherwise.

      7. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written, shall govern the relations between the parties hereto thereafter and shall remain in force until August 8, 1998, on which date it will terminate unless its continuance after August 8, 1998 is "specifically approved at least annually" (a) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of Citibank at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Portfolio.

      This Agreement may be terminated at any time without the payment of any penalty by the Trustees or by the "vote of a majority of the outstanding voting securities" of the Portfolio, or by Citibank, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall automatically terminate in the event of its "assignment."

      This Agreement may be amended only if such amendment is approved by the "vote of a majority of the outstanding voting securities" of the Portfolio (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act).

      The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

      Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the Portfolio; that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Portfolio; and that no other series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

      The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or holders of beneficial interests in the Trust individually.

     8. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

THE PREMIUM PORTFOLIOS               CITIBANK, N.A.

By:________________________          By:________________________

Title:_____________________          Title:_____________________

                                                                      EXHIBIT F

OTHER INVESTMENT COMPANIES FOR WHICH CITIBANK IS AN INVESTMENT ADVISER OR SUBADVISER


                                Annual Fee (as a  Percentage of         Assets as of
     Name of Fund                     Average Net Assets)            December 31, 1996

Balanced Portfolio                        0.40%                        $247,526,068
International Equity Portfolio            1.00%                         $49,056,241
Emerging Asian Markets
Equity Portfolio                          1.00%**                       $11,392,760
Government Income Portfolio               0.35%**                       $53,498,817
Landmark Intermediate                     0.35%**                       $43,918,612
Income Fund
Landmark New York Tax
Free Income Fund                          0.40%**                       $82,182,006
Landmark National Tax Free
Income Fund                               0.40%**                        $2,060,302
Asset Allocation Portfolio 200            0.75%**                      $101,075,069
Asset Allocation Portfolio 300            0.75%**                      $192,034,580
Asset Allocation Portfolio 400            0.75%**                      $246,152,146
Asset Allocation Portfolio 500            0.75%**                       $82,001,453
CitiSelectSM VIP Folio 200                0.75%**                          N/A*
CitiSelectSM VIP Folio 300                0.75%**                          N/A*
CitiSelectSM VIP Folio 400                0.75%**                          N/A*
CitiSelectSM VIP Folio 500                0.75%**                          N/A*
Landmark Small Cap Equity VIP
Fund                                      0.75%**                          N/A*

*  Did not commence operations until February 10, 1997
** Certain contractual fee amounts have been voluntarily waived by Citibank.

                          PRELIMINARY PROXY MATERIALS
                              NOT FOR DISTRIBUTION


                                EQUITY PORTFOLIO
                           SMALL CAP EQUITY PORTFOLIO

PROXY CARD                                                         PROXY CARD

                               Elizabethan Square
                         George Town, Grand Cayman, BWI
                           Telephone: (345) 945-1824

                         A PROXY FOR A SPECIAL MEETING
         OF HOLDERS OF BENEFICIAL INTERESTS TO BE HELD OCTOBER 21, 1997

      The undersigned, revoking all Proxies heretofore given, hereby appoints each of Susan Jakuboski, Tamie Ebanks, John R. Elder, Linda T. Gibson, Christine A. Drapeau, Molly S. Mugler and Stephanie K. Flood, or any one of them, as Proxies of the undersigned with full power of substitution, to vote on behalf of all of the undersigned all beneficial interests in Equity Portfolio and Small Cap Equity Portfolio which the undersigned is entitled to vote at the Special Meeting of Holders of Beneficial Interests in the Portfolios to be held at the offices of Signature Financial Group (Cayman), Ltd., Elizabethan Square, George Town, Grand Cayman, BWI, on Tuesday, October 21, 1997 at 10:00 a.m., local time, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

PROXY SOLICITED ON BEHALF OF THE PORTFOLIOS' BOARD OF
TRUSTEES.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING
PROPOSALS.

1. To vote on an amendment to the Portfolios' Declaration of Trust to allow the assets of each Portfolio to be invested in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, the rules and regulations thereunder, and exemptive orders granted under such Act (the "1940 Act"), to broaden the definition of who may invest in the Portfolios and to limit the liability of investors therein.

      The undersigned votes its beneficial interest in Equity Portfolio, if any:

      ______FOR           ______AGAINST        ______ABSTAIN

      The undersigned votes its beneficial interest in Small Cap Equity Portfolio, if any:

      ______FOR           ______AGAINST        ______ABSTAIN

2. To vote on an amendment to the fundamental investment policies of each Portfolio to allow the assets of that Portfolio to be invested in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, the rules and regulations thereunder, and exemptive orders granted under such Act.

      The undersigned votes its beneficial interest in Equity Portfolio, if any:

      ______FOR           ______AGAINST        ______ABSTAIN

      The undersigned votes its beneficial interest in Small Cap Equity Portfolio, if any:

      ______FOR           ______AGAINST        ______ABSTAIN

3. To vote on an amendment to the fundamental investment policies of each Portfolio concerning that Portfolio's ability to make loans to other persons and to buy or sell futures contracts and options on futures.

      The undersigned votes its beneficial interest in Equity Portfolio, if any:

      ______FOR           ______AGAINST        ______ABSTAIN

      The undersigned votes its beneficial interest in Small Cap Equity Portfolio, if any:

      ______FOR           ______AGAINST        ______ABSTAIN


4. (a) For Equity Portfolio, to vote on a proposal to adopt fundamental investment policies concerning the underwriting of securities, purchases and sales of real estate and commodities and issuance of senior securities.

      The undersigned votes its beneficial interest in Equity Portfolio, if any:

      ______FOR           ______AGAINST        ______ABSTAIN

      (b) For Small Cap Equity Portfolio, to vote on an amendment to the Portfolio's fundamental investment policy concerning the issuance of senior securities.

      The undersigned votes its beneficial interest in Small Cap Equity Portfolio, if any:

      ______FOR           ______AGAINST        ______ABSTAIN

5.    To vote on a Management Agreement for each Portfolio with Citibank, N.A.

      The undersigned votes its beneficial interest in Equity Portfolio, if any:

      ______FOR           ______AGAINST        ______ABSTAIN

      The undersigned votes its beneficial interest in Small Cap Equity Portfolio, if any:

      ______FOR           ______AGAINST        ______ABSTAIN


6. To vote on the selection of Price Waterhouse as the independent certified public accountants for each Portfolio.

      The undersigned votes its beneficial interest in Equity Portfolio, if any:

      ______FOR           ______AGAINST        ______ABSTAIN

      The undersigned votes its beneficial interest in Small Cap Equity Portfolio, if any:

      ______FOR           ______AGAINST        ______ABSTAIN



THE BENEFICIAL INTERESTS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSALS FOR WHICH NO CHOICE IS INDICATED.

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Date:_______________
                              -----------------------------------
                              Signature

                              -----------------------------------
                              Signature of joint owner, if any

NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD

When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return in the enclosed envelope.